Page 1 of 6
                                                                   Exhibit 99.2


         Unaudited Pro Forma Condensed Consolidated Financial Statements


         The following unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the historical consolidated financial statements and notes thereto of TENERA, Inc. ("the Company") included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") April 15, 2003, and the Company's March 31, 2003 unaudited quarterly consolidated financial statements included on the Company's Quarterly Report on Form 10-Q filed with the Commission May 14, 2003.

         The unaudited pro forma condensed consolidated financial statements have been prepared to give effect to the sale of substantially all of the contracts of the Company's wholly-owned subsidiary, TENERA Rocky Flats, LLC ("Rocky Flats") and its majority joint venture interest in Closure Mission Support Services, LLC, relating to its Professional and Technical Services - government clients business (the "Sale") as of and for the periods presented. The unaudited pro forma condensed financial statements have also been prepared to give cumulative effect to the previously announced sales of the Company's other two wholly-owned subsidiaries, TENERA Energy, LLC ("Energy") and GoTrain Corp. ("GoTrain"), which transactions were also completed within first six months of 2003 (the "Cumulative Sale"). The Company previously reported the effect of the GoTrain business sale on its Form 8K filed June 19, 2003. Although previously announced by the Company, it has not previously shown the effect of the Energy business sale because the single transaction involved assets and revenue that did not meet the minimum threshold for submission of a Form 8K. The Energy business sale is included in the Cumulative Sale presentation herewith due to the proximity of the transaction within the disposition of the Company's operating subsidiaries in 2003. The unaudited pro forma condensed consolidated balance sheet shows the Company's condensed consolidated balance sheet as of March 31, 2003, giving effect to the Sale and Cumulative Sale as if they had occurred on March 31, 2003. The unaudited pro forma condensed consolidated statements of operations show the Company's historical results for the year ended December 31, 2002, and the three months ended March 31, 2003, giving effect to the Sale and Cumulative Sale as if they had occurred at January 1, 2002 and 2003, respectively.

         The unaudited pro forma condensed consolidated information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Sale and Cumulative Sale had been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of future operating results or financial position. The pro forma adjustments are based upon information and assumption available at the time of the filing of this report.



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                                                                    Page 2 of 6


                                  TENERA, INC.
                          UNAUDITED PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2003


  (In thousands, except share amounts)

                                                                  -------------------------------------------
                                                                            Pro Forma Adjustments
-------------------------------------------------------------------------------------------------------------------------------
                                                   As Reported      Rocky Flats             GoTrain          Pro Forma Adjusted
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
  Cash and cash equivalents ...................  $       427      $       (25)      a   $     3,053       b   $     3,455
  Trade receivables, less allowance of $539 at
    Mar 31, 2003 and Dec 31, 2002
    Billed ....................................          489                5       a          (122)      b           372
    Unbilled ..................................          812             (484)      a           (67)      b           261
  Other current assets ........................          228               --                   (48)      b           180
                                                 ---------------- ----------------- --- ----------------- --- -----------------
      Total Current Assets ....................        1,956             (504)                2,816                 4,268
Property and Equipment, Net ...................          152               --                  (123)      b            29
Other Assets ..................................          473               --                  (436)      b            37
                                                 ---------------- ----------------- --- ----------------- --- -----------------
         Total Assets .........................  $     2,581      $      (504)          $     2,257           $     4,334
                                                 ================ ================= === ================= === =================
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
  Accounts payable ............................  $     1,316      $      (487)      a   $      (452)      b   $       377
  Accrued compensation and related expenses ...        1,195               --                    --                 1,195
  Deferred revenue ............................          394               --                  (394)      b            --
  Subordinated debt and accrued interest ......        1,635               --                (1,635)      b            --
  Subordinated debt and accrued interest
payable to related party.......................           85               --                    --                    85
                                                 ---------------- ----------------- --- ----------------- --- -----------------
      Total Current Liabilities ...............        4,625             (487)               (2,481)                1,657
Stockholders' Deficit
  Common Stock, $0.01 par value, 25,000,000
  authorized, 10,417,345 issued, and 9,984,259
  outstanding at Mar 31, 2003 and Dec 31, 2002.          104               --                    --                   104
  Paid in capital, in excess of par ...........        5,697               --                    --                 5,697
  Accumulated (deficit) earnings...............       (7,352)             (17)      a         4,738       b        (2,631)
   Treasury stock-- 433,086 shares at Mar 31,
    2003 and Dec 31, 2002 .....................         (493)              --                    --                  (493)
                                                 ---------------- ----------------- --- ----------------- --- -----------------
      Total Stockholders' (Deficit) Equity ....       (2,044)             (17)                4,738                (2,677)
                                                 ---------------- ----------------- --- ----------------- --- -----------------
      Total Liabilities and Stockholders'
        Deficit                                  $     2,581      $      (504)          $     2,257           $     4,334
                                                 ================ ================= === ================= === =================

===============================================================================================================================

  See accompanying notes.

                                  TENERA, INC.
                          UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2003

  (In thousands, except per share amounts)

                                                                       -----------------------------------
                                                                             Pro Forma Adjustments
----------------------------------------------------------------------------------------------------------------------------
                                                        As reported     Rocky Flats         GoTrain and         Pro Forma
                                                                                              Energy            Adjusted
------------------------------------------------------ --------------- -------------- --- ---------------- -- --------------
Revenue .............................................  $     2,631     $    (1,799)   c   $      (832)     d  $        --

Direct Costs ........................................        2,232          (1,617)   c          (600)     d           15

General and Administrative Expenses .................        1,486            (216)   c          (846)     d          424

Other Expense .......................................           --              --                 --                  --
                                                       --------------- -------------- --- ---------------- -- --------------
  Operating Loss ....................................       (1,087)             34                614                (439)

Interest (Expense) Income, net ......................          (30)                                35      e            5
                                                       --------------- -------------- --- ---------------- -- --------------
  Net Loss Before Income Tax Expense.................       (1,117)             34                649                (434)

Income Tax Expense ..................................            6              --                 --                   6
                                                       --------------- -------------- --- ---------------- -- --------------
Net Loss ............................................  $    (1,123)    $        34        $       649         $      (440)

                                                       =============== ============== === ================ == ==============
Net Loss per Share-- Basic ..........................  $       (0.11)                                         $     (0.04)
                                                       ===============                                        ==============
Net Loss per Share-- Diluted ........................  $       (0.11)                                         $     (0.04)
                                                       ===============                                        ==============
Weighted Average Number of Shares Outstanding--
Basic ...............................................          9,984                                                9,984
                                                       ===============
Weighted Average Number of Shares Outstanding--
Diluted .............................................          9,984                                                9,984
                                                       ===============                                        ==============

============================================================================================================================

  See accompanying notes.



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                                                                    Page 4 of 6


                                  TENERA, INC.
                          UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002





  (In thousands, except per share amounts)

                                                                              Pro Forma Adjustments
--------------------------------------------------------------------------------------------------------------------------
                                                        As reported     Rocky Flats         GoTrain           Pro Forma
                                                                                          and Energy          Adjusted
--------------------------------------------------------------------------------------------------------------------------
Revenue .............................................  $    13,823     $    (9,808)    c  $    (4,01d)      $        --

Direct Costs ........................................       12,388          (9,121)    c       (3,548)  d          (281)

General and Administrative Expenses .................        5,953            (449)    c       (2,810)  d         2,694

Impairment Loss .....................................          350              --                 --               350

Other Expense........................................           (2)             --                 --                (2)
                                                       --------------- -------------- --- ------------ ---- --------------
   Operating Loss....................................       (4,870)           (238)             2,343            (2,765)

Interest (Expense) Income, net ......................          (92)             --                104   e            12
                                                       --------------- -------------- --- ------------ ---- --------------
   Net Loss Before Income Tax (Benefit) Expense  ....       (4,962)           (238)             2,447            (2,753)

Income Tax (Benefit) Expense ........................         (156)             --                 --              (156)
                                                       --------------- -------------- --- ------------ ---- --------------
Net (Loss) Earnings .................................  $    (4,806)    $      (238)       $     2,447       $    (2,597)
                                                       =============== ============== === ============ ==== ==============
Net (Loss) Earnings per Share-- Basic ...............  $     (0.48)                                         $     (0.26)
                                                       ===============                                      ==============
Net (Loss) Earnings per Share-- Diluted .............  $     (0.48)                                         $     (0.26)
                                                       ===============                                      ==============
Weighted Average Number of Shares Outstanding-- Basic        9,984                                                9,984
                                                       ===============                                      ==============
Weighted Average Number of Shares Outstanding--
Diluted..............................................        9,984                                                9,984
                                                       ===============                                      ==============

  See accompanying notes.

                                  TENERA, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS



    1.  BASIS OF PRO FORMA PRESENTATION

Rocky Flats Adjustments
         Effective June 30, 2003, the Company's wholly-owned subsidiary, TENERA Rocky Flats, LLC ("Rocky Flats") closed the transfer to The S.M. Stoller Corporation, of substantially all of the work scope remaining on its client contracts and all of its joint venture interest in the related joint venture, Closure Mission Support Service, LLC ("CMSS"), established to manage the work scope for Rocky Flats LLC's work scope at the Department of Energy's Rocky Flats Site, in exchange for $8,000 and the assumption of certain of the joint venture management responsibilities and recruitment of remaining key personnel of Rocky Flats LLC . The Company uses the liability method to account for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company does not expect to recognize a net gain on the sale of assets on the Company's consolidated tax returns and no additional provision for income tax is shown. The disposition of these assets resulted in a book loss of $2,000 after taxes in June 2003. If the disposition had occurred on March 31, 2003, or on December 31, 2002, it would have resulted in a book loss of $2,000 after taxes

         The assets related to the government services business consisted of the work scope remaining on client contracts, and the 80% joint venture interest in CMSS which assets and liabilities (cash, receivables and accounts payable) had been reported on a consolidated basis on the Rocky Flats financial statements.

GoTrain and Energy Adjustments
         Effective June 4, 2003, the Company's wholly-owned subsidiary, GoTrain Corp. ("GoTrain") closed the sale to SkillSoft Corporation, of all of the assets and intellectual property rights relating to GoTrain's e-Learning business, for a sales price of $5.0 million net of approximately $0.2 million in expenses relating to the sale. The effects of the GoTrain sale have been previously shown on the Form 8K filed by the Company on June 19, 2003.

         Effective March 31, 2003, the Company closed the sale of the ownership and operations of TENERA Energy, LLC ("Energy"), part of the Professional and Technical Services segment, to the former employees of that subsidiary. This transfer has been achieved through the assumption of certain liabilities by the new owners, for which the Company would otherwise be obligated. The Company retained certain receivables. The transaction was reported in the Company's March 31, 2003 unaudited quarterly consolidated financial statements included on the Company's Quarterly Report on Form 10-Q filed with the Commission May 14, 2003. Therefore, no adjustments for the Energy sale transaction are necessary on the unaudited pro forma condensed consolidated balance sheet as of March 31, 2003,

         GoTrain and Energy Adjustments are reflected in order to show the impact of the Cumulative Sale on the unaudited pro forma statements.

    2.  PRO FORMA ADJUSTMENTS

        a) To reflect the net proceeds and expenses of the Sale relating to Rocky Flats, and the disposition of the assets as if the sale of the Rocky Flats business had occurred March 31, 2003. No additional provision for income tax is shown because the Company does not expect to recognize a net consolidated tax gain.

        b) In order to show the Cumulative Sale impact, the adjustments made to reflect the net proceeds and expenses of the sale of the assets of GoTrain, and the disposition of the assets as if the sale of the GoTrain business had occurred March 31, 2003. No adjustments are necessary to reflect the impact of the sale of the Energy business because the entries were already included in the Reported Results for the quarter ended March 31, 2002. No additional provision for income tax is shown because the Company does not expect to recognize a net consolidated tax gain from the sale of the GoTrain business.

        c) To reflect elimination of the revenue, costs and expenses related to the Rocky Flats' business as if the acquisition had occurred January 1, 2002 and 2003, as applicable.

        d) In order to show the Cumulative Sale impact, the adjustments made to reflect elimination of the revenue, costs and expenses related to the GoTrain and Energy businesses as if the acquisitions had occurred January 1, 2002 and 2003, as applicable.

        e) In order to show the Cumulative Sale impact, the adjustments made to reflect elimination of the interest expenses associated with the GoTrain debentures as if the net proceeds were available to payoff the debentures on January 1, 2002 and 2003, as applicable.